FIST2 SA-2 09/09

SUPPLEMENT DATED SEPTEMBER 10, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2009 OF
FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, Franklin Total Return Fund)

The Statement of Additional Information is amended as follows:

The following is added under the section "Goals, Strategies and Risks - Glossary of Investments, Technique, Strategies and their Risks – Derivative instruments."

Credit default swaps. The Fund may be a buyer of credit default swaps. The “buyer” in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due. The Fund may buy credit default swaps in order to try to hedge against a decline in the value of its portfolio debt securities due to a credit event. By selling a credit default swap, the Fund will receive periodic payments but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. The Fund may also sell credit default swaps in order to gain exposure that is similar to owning the reference debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment. See "Credit-linked securities."

Please keep this supplement for future reference.